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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                ----------------

                                  May 15, 2000
                         -------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
                           ---------------------------

               (Exact Name of Registrant as Specified in Charter)


Delaware                              0-25056                      59-3262958
----------                       -------------------           -----------------
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
of Incorporation)                                            Identification No.)
                             Two World Trade Center
                               New York, New York
                               ------------------
                    (Address of Principal Executive Offices)

                                      10048
                                      -----
                                   (Zip Code)

                                 (212) 748-7000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          -----------------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)




                         The Exhibit Index is on Page 4
                                Page 1 of 6 Pages

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Item 5.    Other Events

             On May 15, 2000, Registrant issued a press release announcing that its Board of Directors had authorized the repurchase of up to 10% of the Registrant's outstanding common stock, or 833,744 shares. Pursuant to the authorization, purchases will be made from time to time as market and business conditions warrant, in open market, negotiated or block transactions. All purchases are subject to the availability of shares at prices which are acceptable to Registrant and, accordingly, there is no guarantee as to the timing or number of shares to be repurchased.

             Registrant currently has 8,337,437 shares outstanding and holds 3,054,832 shares in treasury. Shares repurchased under the repurchase program are also expected to be held in treasury. In June 1999, Registrant repurchased 2,986,345 shares, representing about 26% of its then outstanding common stock, in a single, negotiated transaction at a price of $1.75 per share.

             Repurchases are anticipated to be funded using cash from operations and borrowings under an existing credit facility. Registrant intends to make any open market repurchases under the program in compliance with the "safe harbor" provisions of the Securities and Exchange Commission's Rule 10b-18, which specifies certain timing, price, manner and volume conditions for such purchases.

             Registrant's press release announcing and describing the stock repurchase program is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)          Exhibits.

99.1         Press Release, dated May 15, 2000.


                                Page 2 of 6 Pages
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MAXCOR FINANCIAL GROUP INC.


                             By: /s/ Gilbert Scharf
                                -----------------------------------------
                                Name:  Gilbert Scharf
                                Title: Chairman of the Board, President
                                       and Chief Executive Officer

Date: May 17, 2000


                                Page 3 of 6 Pages
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                                  EXHIBIT INDEX

Exhibit No.                  Description                          Page No.
-----------                  -----------                          --------

99.1           Press Release, dated May 15, 2000                      5


                                Page 4 of 6 Pages